
                                      Office of the United States Trustee

-----------------------------------------------------    ------------------------------------------------------------
In re:

PREMIER LASER SYSTEMS, INC.                              DEBTOR IN POSSESSION INTERIM STATEMENT
3 Morgan                                                                  --------------------------------------
Irvine, CA  92618
                                                         Statement Number:      6
                                                                           ----------
                                         Debtor.
                                                         For the period     FROM:            08/01/00
----------------------------------------------                                        ---------------
Chapter 11 Case No.:    SA00-12645RA                                        TO:              08/31/00
                     -------------------------                                        ---------------
-----------------------------------------------------    ------------------------------------------------------------

                                                                 ------------------ --------------- -----------------
                                                                      General          Payroll            Tax
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                              Account          Account          Account
                                                                 ------------------ --------------- -----------------
A.       Total Receipts per all Prior Interim Statements         $  1,892,320.43    $   204,327.00  $       200.00
                                                                 ------------------ --------------- -----------------
B.       Less:  Total Disbursements per all Prior Statements          962,441.09        194,039.75           -0-
                                                                 ------------------ --------------- -----------------
C.       Beginning Balance (A less B)                                 929,879.34         10,287.25          200.00
                                                                 ------------------ --------------- -----------------
D.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                                1,770,258.66         71,000.00           -0-
                                                                 ------------------ --------------- -----------------
E.       Balance Available (C plus D)                               7,700,138.00         81,287.25          200.00
                                                                 ------------------ --------------- -----------------
F.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Date       Check No.         Payee/Purpose
         ----       ---------         -------------
                  SEE ATTACHMENT #1

         TOTAL DISBURSEMENTS THIS PERIOD:                             356,593.03         69,683.18           -0-
                                                                 ------------------ --------------- -----------------
G.       Ending Balance (E less F)                                $ 2,343,544.97    $    11,604.07  $         200.00
                                                                 ------------------ --------------- -----------------

H.  (1)  General Account
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011381
                                 ---------------------------------------------
    (2)  Payroll Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011111
                                 ---------------------------------------------
    (3)  Tax Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011031
                                 ---------------------------------------------

I.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):
                  Petty Cash $1,500
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


I, (Name/Title: Judy McCall / Vice President ), declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:   09/18/00
        -------------------
                                                 _______________________________
                                                 Debtor in Possession or Trustee


                                      Office of the United States Trustee

-----------------------------------------------------    ------------------------------------------------------------
In re:

PREMIER LASER SYSTEMS, INC.                              DEBTOR IN POSSESSION INTERIM STATEMENT
3 Morgan                                                 --------------------------------------
Irvine, CA  92618
                                                         Report No. :               6                Page 1 of 3
                                                                           ------------------
                                         Debtor.
                                                         For the period FROM:                08/01/00
----------------------------------------------                                        ---------------
Chapter 11 Case No.:        SA00-12645RA                                       TO:           08/31/00
                      ------------------------                                        ---------------
-----------------------------------------------------    ------------------------------------------------------------


1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)                                  [SEE ATTACHMENT #2]
     A.  Related to Business Operations:
         Gross Sales                                                    $
                                                                        --------------
         Less:  Sales Returns and Discounts
                                                                        --------------
              Net Sales
                                                                                       ---------------
         Less:  Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                        --------------
         Add:  Purchases
                                                                        --------------
         Less:  Ending Inventory at Cost
                                                                        --------------
              Cost of Goods Sold
                                                                                       ---------------
                  Gross Profit
                                                                                                       ---------------
                  Other Operating Revenues (Specify)
                                                                                                       ---------------
         Less:  Operating Expenses:
         Officer Compensation
                                                                        --------------
         Salaries and Wages - Other Employees
                                                                        --------------
              Total Salaries and Wages
                                                                                       ---------------
              Employee Benefits and Pensions
                                                                                       ---------------
         Payroll Taxes
                                                                        --------------
         Real Estate Taxes
                                                                        --------------
         Federal and State Income Taxes
                                                                        --------------
              Total Sales
                                                                                       ---------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                        --------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                        --------------
         Insurance
                                                                        --------------
         Automobile Expense
                                                                        --------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                        --------------
         Depreciation and Amortization
                                                                        --------------
         Repairs and Maintenance
                                                                        --------------
         Advertising
                                                                        --------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                        --------------
         Bad Debts
                                                                        --------------
         Miscellaneous Operating Expenses (Specify)
                                                                        --------------
              Total Operating Expenses
                                                                                       ---------------
                  Net Gain/Loss from Business Operations
                                                                                                       ---------------
     B.  Not Related to Business Operations
         Income:
              Interest Income
                                                                                       ---------------
              Other Non-Operating Revenues (Specify)
                                                                                       ---------------
              Gross Proceeds on Sale of Assets
                                                                        --------------
              Less:  Original Cost of Assets plus Expenses of Sale
                                                                        --------------
                  Net Gain/Loss on Sale of Assets
                                                                                       ---------------
              Total Non-Operating Income
                                                                                                       ---------------
         Expenses Not Related to Business Operation:
              Legal and Professional Fees (Specify)
                                                                        --------------
              Other Non-Operating Expenses (Specify)
                                                                        --------------
              Total Non-Operating Expenses
                                                                                                       ---------------
     NET INCOME / LOSS FOR PERIOD                                                                      $
                                                                                                       ---------------


                       DEBTOR IN POSSESSION OPERATING REPORT NO.: _____ PAGE 3 OF 3

2.   Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):  (SEE ATTACHMENTS #3, #4)

                                                            ---------------------------- ----------------------------
                                                                 Accounts Payable            Accounts Receivable
                                                            ---------------------------- ----------------------------
                    Current            Under 30 Days        $            118,815.16      $                4,031
                                                            ---------------------------- ----------------------------
                    Overdue            31-60 Days                         81,500.00                         -0-
                                                            ---------------------------- ----------------------------
                    Overdue            61-90 Days                        109,452.82                        (545)
                                                            ---------------------------- ----------------------------
                    Overdue            91-120 Days                       120,778.30
                                                            ---------------------------- ----------------------------
                    Overdue            Over 121 Days                     161,448.22                   5,311,872
                                                            ---------------------------- ----------------------------
                    TOTAL                                   $            591,994.50      $            5,315,358
                                                            ---------------------------- ----------------------------


3.   Statement of Status of Payments to Secured Creditors and Lessors:    (SEE ATTACHMENT # 5)

---------------------------------- ------------------- --------------- --------------- -------------------------------
                                       Frequency                                           Post-Petition Payments
                                    of Payments per        Amount           Next                 Not Made*
                                    Contract / Lease      of Each         Payment
         Creditor/Lessor           (i.e., mo., qtr.)      Payment           Due             Number            Amount
---------------------------------- ------------------- --------------- --------------- -------------------------------
                                                       $                                               $
---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------


*Explanation for Non-Payment:
                             --------------------------------------------------------------------------------------


4.       Tax Liability:
                  Gross Payroll Expense for Period:                    $        77,566.23
                                                                        -------------------------
                  Gross Sales for Period Subject to Sales Tax          $        28,015.95
                                                                        -------------------------

                                             ------------------------ ------------------------ -----------------------
                                                                                                   Post-Petition
                                                                                                    Taxes Still
                                             Date Paid*                    Amount Paid*                Owing
                                             ------------------------ ------------------------ -----------------------
Federal Payroll and Withholding Taxes        8/21/00, 9/7/00          $             9,793.59   $            11,265.88
                                             ------------------------ ------------------------ -----------------------
State Payroll and Withholding Taxes          8/21/00, 9/7/00                        2,134.49                 2,465.26
                                             ------------------------ ------------------------ -----------------------
State Sales and Use Taxes                    NOT PAID                                  -0-                   6,166.34
                                             ------------------------------------------------- -----------------------
Real Property Taxes                          INCLUDED IN RENT
                                             ------------------------------------------------- -----------------------

                                    *Attach photocopies of depository receipts from taxing authorities or financial institutions to verity that such deposits or payments have been made

                                                                   (SEE ATTACHMENT #6)

5.   Insurance Coverage:

                                    ---------------------- --------------------- ------------------ ------------------
                                          Carrier /         Amount of Coverage        Policy          Premium Paid
                                         Agent Name                               Expiration Date     Through Date
                                    ---------------------- --------------------- ------------------ ------------------
Worker's Compensation               HIH/Glen Carlson       $1M, $1M, $1M              9/1/00             8/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Liability                           Fed. Ins. Co.          $4 M ea., $4M agg.         10/1/00            10/1/00
                                    ----------------------------------------------------------------------------------
Fire and Extended Coverage                        Included in Property And General Liability Insurance
                                    ----------------------------------------------------------------------------------
Property & General Liability        Fed. Ins. Co.                                     10/1/00            10/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Theft                               Fed. Ins. Co.          $75K & $75K                10/1/00            10/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Life (Beneficiary:  Employees)      UNUM                   1 x annual pay             11/1/00            8/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Vehicle  (Hired)                    Fed. Ins. Co.          $1M                        9/1/00             9/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Other (Specify):                    Fed. Ins. Co.          $ 1M                       10/1/00            10/1/00
                                    ---------------------- --------------------- ------------------ ------------------
  Marine Open Cargo                 Centennial             $500K & $500K              10/1/00            10/1/00
                                    ---------------------- --------------------- ------------------ ------------------
  Patent Infringement Defense       AM Int'l. Specialty    $2M ea., $2M agg           8/18/00            8/18/00
                                    ---------------------- --------------------- ------------------ ------------------
  D&O Rock River & Lloyd's          London/Carlson         $10M                      12/10/00           12/10/00
                                    ---------------------- --------------------- ------------------ ------------------

          DEBTOR IN POSSESSION OPERATING REPORT NO.: _____ PAGE 3 OF 3

6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholder, or other principals without the approval of the Office of the United States Trustee?

     |_|  :  Yes  Explain:
                            ---------------------------------------------------
     |X|  :  No

     B. Has the Debtor in Possession, subsequent to filing the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

     |_|  :  Yes     Explain:
                               ------------------------------------------------
     |X|  :  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

    -------------------------------------- ------------------------------------- ------------------------------------
                                                State Type of Professional               Total Post-Petition
            Name of Professional              (Attorney / Accountant / etc.)                 Amount Paid
    -------------------------------------- ------------------------------------- ------------------------------------
    Knobbe, Martins, Olson & Bear                        Attorney                $                45,568.34
    -------------------------------------- ------------------------------------- ------------------------------------
    O'Melveny & Myers                                    Attorney                                431,611.00
    -------------------------------------- ------------------------------------- ------------------------------------
    Winthrop, Couchot                                    Attorney                                 87,000.00
    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE SHEET IF NECESSARY)

    None
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------
       Quarterly          Total                                                                          Quarterly
                      Disbursements                        Date           Amount                         Fee Still
     Period Ending     for Quarter     Quarterly Fee       Paid            Paid          Check No.         Owing
    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------
    3/31/00          $    69,828.68    $       500.00     4/27/00     $      500.00    10035, 10038    $       -0-
    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------
    6/30/00              790,304.81         3,750.00      7/19/00         3,750.00     10352                   -0-
    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------

    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------

    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------

    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------

    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------

    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------

    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------

    ---------------- ----------------- --------------- -------------- ---------------- --------------- --------------

I, (Name/Title: Judy McCall / Vice President ), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:            09/18/00
        ----------------------------
                                                 _______________________________
                                                 Debtor in Possession of Trustee

                                  ATTACHMENT #2

1. Profit and Loss Statement (Accrual Basis Only)

A. Related to Business Operations
     Gross Sales                                                      68,047.14
     Less: Sales Returns and Discounts                                     -
                                                                ----------------
     Net Sales                                                        68,047.14
     Less: Cost of Goods Sold:
     Beginning Inventory at Cost
     Add: Purchases
     Less:  Ending Inventory at Cost
     Cost of Goods Sold                                              142,372.15
                                                                ----------------
     Gross Profit                                                    (74,325.01)
     Other Operating Revenues                                              -
     Less: Operating Expenses:
     Officer Compensation                                             57,412.00
     Salaries and Wages-Other Employees                               (2,540.55)
                                                                ----------------
     Total Salaries and Wages                                         54,871.45
     Outside Services                                                167,787.32
     Board of Directors Fees
     Employee Benefits and Pensions                                    8,534.09
     Payroll Taxes                                                    25,659.22
     Real Estate Taxes
     Federal and State IncomeTaxes
                                                                ----------------
     Total Taxes                                                      25,659.22
     Rent and Lease Expense                                           22,179.78
     Interest Expense
     Insurance
     Automobile Expense
     Utilities                                                           537.43
     Depreciation                                                    130,143.51
     Repairs and Maintenance                                             125.00
     Hiring expense
     Vacation expense
     Advertising
     Supplies, Office Expense, Photocopies, etc                            9.06
     Bad Debts
     Miscellaneous Operating Expenses:
     Legal                                                            22,900.00
     Travel                                                               15.90
     Entertainment                                                       120.24
     Securities expense                                                1,250.00
     ADP fees                                                            382.16
     Other
                                                                ----------------
     Total Miscellaneous Operating Expenses                           24,668.30
                                                                ----------------
     Total Operating Expenses                                        434,515.16
                                                                ----------------
     Net Gain/Loss from Business Operations                         (508,840.17)
                                                                ================

B. Not Related to Business Operations
     Income:
     Interest Income
     Other Non-Operating Revenues
     Gross Proceeds on Sale of Assets (1)                          1,696,650.00
     Less: Original Cost of Assets plus Expense of Sale
                                                                ----------------
     Net Gain/Loss on Sale of Assets                               1,696,650.00
                                                                ----------------
     Total Non-Operating Income                                    1,696,650.00
                                                                ----------------
     Expenses Not Related to Business Operations:
     Legal and Professional Fees                                      74,000.00
     Other Non-Operating Expenses
                                                                ----------------
     Total Non-Operating Expenses                                     74,000.00
                                                                ----------------
     NET INCOME/LOSS FOR PERIOD                                    1,113,809.83
                                                                ================


  (1)Proceeds from sale of asset to Medivision. Proper accounting to be provided

                                    ATTACHMENT #3



Vendors                                                        Amount
--------------------------------------------------------------------------------
Knobbe Marten Olson & Bear                                       45,568.34
O'Melveny & Myers                                               431,611.00
Winthrop  & Couchot                                              87,000.00
Tax Agencies
Colette Cozean
Compnet
Efrain Gonzalez
Magnum Group
Fukami Patent Office
Sim & McBurney
Bardehle, Pagneberg & Dost
Smart & Biggar
Fukami Patent Office
--------------------------------------------------------------------------------
Total                                                          564,179.34

                                 ATTACHMENT # 5

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

------------------------------------------------------------------------------------------------------------

                                          Frequency                                     Post Petition
                                          of Payments      Amount      Next           Payments Not Made
    Creditor/                             per Contract/    of Each     Payment    --------------------------
    Lessor                                Lease            Payment     Due        Number      Amount (1)
------------------------------------------------------------------------------------------------------------
   1 The Irvine Company                    Monthly        38,241.00    01-Sep
   2 Konica                                Monthly           217.58    11-Sep
   3 Konica                                Monthly           328.31    11-Sep
   4 Konica                                Monthly           388.42    27-Sep
   5 Pitney Bowes Credit Corporation       Quarterly       1,395.00                6            2,325.00
   6 Steelcase Financial Services          Monthly           381.94    15-Sep
   7 Dell                                  Monthly           965.83                6            4,517.59
   8 Green Tree                            Monthly           778.23                6            3,640.11
   9 IC Capital                            Monthly           483.78                6            2,262.84
  10 Intelenet                             Monthly           474.00    15-Sep
----------------------------------------------------------------------------------------------------------

* Explanation for Non-Payment:    Premier Laser Systems negotiating with vendor
                                  ----------------------------------------------